EXHIBIT H

FORM OF ALLONGE

ALLONGE TO AMENDED AND RESTATED REVOLVING NOTE

ENDORSEMENT SEPARATE FROM INSTRUMENT
Maker:	Hudson Technologies Company
Payee:	Keltic Financial Partners, LP
Date of Note:	June ___, 2007
Original Principal Amount:	$10,000,000

This Allonge shall be and remain attached to and shall constitute an integral part of the above-described Amended and Restated Revolving Note (the "Note") from and after the date hereof.

Effective as of the date hereof, the principal amount of the Note is hereby increased by $_________ to $_______________, and all references to the term "$___________" (whether written or numerical) in the Note are hereby replaced with the term "$______________".

Except as expressly amended by this Allonge, the provisions of the Note shall remain in full force and effect and are hereby ratified and confirmed by the undersigned including, without limitation, the confession of judgment provisions thereof.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has caused this Allonge to be executed by its duly authorized officer as of the day of __________, 200__.

HUDSON TECHNOLOGIES COMPANY

By:_________________________________

Name: Brian F. Coleman

Title: President and Chief Operating Officer

Acknowledged and Agreed to:

KELTIC FINANCIAL PARTNERS, LP

By: KELTIC FINANCIAL SERVICES LLC, its general partner

By: _______________________________________

Name:

Title:

JIHUHU

Schedule 5.2

Other Names

Hudson Technologies Company

dba Hudson Technologies of Tennessee

dba Hudson Technologies Company of Tennessee

Schedule 5.3

Subsidiaries and Affiliates

Parent Company is Hudson Technologies, Inc. ("Parent"), a New York corporation

Parent is the sole stockholder of Hudson Holding's, Inc. ("Holding"), a Nevada Corporation

Holding is the sole stockholder of Borrower, Hudson Technologies Company, a Tennessee Corporation

The following Persons may be deemed "Affiliates" as that term is defined in Section 1.3:

Hudson Technologies, Inc.

Hudson Holdings, Inc.

Fleming US Discovery Fund III, LP

Fleming US Discovery Offshore Fund III, L.P.

Schedule 5.8
Real Estate

Leased by Borrower

Facility	Address	Landlord	Term
Seattle, Wa	320 26th St. NW, Ste 9	Park 26, LLC	5/1/06 -4/30/07
	Auburn, Washington	c/o The Andover Company, Inc.	currently month to month
415 Baker Boulevard, Suite 200
Tukwila, WA 98188

Charlotte, NC	3300 International Airport Dr	AMB Institutional Alliance	9/15/04 - 11/30/09
	Suite 800	c/o CB Richard Ellis
	Charlotte, North Carolina	201 South College Street
Charlotte, NC 28244

Pearl River, NY	275 N. Middletown Road	275 N. Middletown Road, LLC	1/1/03 - 12/31/07
	Pearl River, New York	275 North Middletown Road
Pearl River, New York 10965

Baton Rouge, La.	11245 Airline Highway	Reulet Family Holdings, LLC	8/1/02 - 7/31/05
	Baton Rouge, Louisiana	c/o John A. Reulet, Sr., President	currently month to month
3037 Jones Creek Road
Baton Rouge, Louisiana 70817

Raymond, NH	64 Freetown Rd, Ste. 3	Kountry Donut & Bake Shop, Inc.	6/1/06 - 6/30/07
64 Freetown Rd.
Raymond, NH

Pottsboro, TX	501 Hwy 120 North	the Preston Plaza ownership	9/14/06 -8/31/08
	Suites 101 & 102	acting herein and through
	Pottsboro, TX 75076	Regina Hogenson", 142 Chrissa Dr.
Pottsboro, Texas 75076

Orangeburg, NY	50 Ramland Road	50 Ramland LLC	6/15/06 - 6/30/11
	Orangeburg, NY	Orangeburg, NY 10962

Owned

3402 North Mattis Ave, Champaign, Illinois 61821 - acquired 5/31/05

Schedule 5.9

Intellectual Property

US Patents

TITLE-NAME	TYPE	INVENTOR	OWNER	DATE ISSUED	NUMBER

Method & Apparatus
for Refrigerant
Reclamation	Patent	K. Zugibe	Hudson 210	1/3/95	5,377,499

Hydraulic System
for Recovering
Refrigerants	Patent	K. Zugibe	Hudson 209	4/2/96	5,502,974

Method & Apparatus
for Reclaiming a
Refrigerant	Patent	J. Todack	Hudson	6/11/91	5,022,230

Apparatus for Recovering
and Analyzing Volatile
Refrigerants	Patent	K. Zugibe	Hudson	9/8/98	5,802,859

Apparatus & Method
and Analyzing Volatile
Refrigerants	Patent	K. Zugibe	Hudson	11/7/00	6,141,977

Method & Apparatus
For Sonic Cleaning of
Heat Exchangers	Patent	K. Zugibe	Hudson 204	9/18/01	6,290,778

Apparatus & Method
For Flushing a		K. Zugibe &
Chiller System	Patent	A. Mika	Hudson 203	3/19/02	6,357,240

Apparatus & Method
For Flushing a		A. Mika &
Refrigeration System	Patent	C. Harkins	Hudson 202	12/26/00	6,164,080

Method & Apparatus
For Measuring and
Improving Efficiency		K. Zugibe &
In Refrigeration Systems	Patent	D. Schmidt	Hudson 206A	1/14/03	6,505,475

Method & Apparatus
For Measuring and
Improving Efficiency		K. Zugibe &
In Refrigeration Systems	Patent Pending	D. Schmidt	Hudson 206.1	filed 1/7/03	App. # 10/338,941
	Allowed 4/19/05

Method & Apparatus
For Measuring and
Improving Efficiency in		K. Zugibe &			App. # 11/182,249
Refrigeration Systems	Patent Pending	D. Schmidt	Hudson 206.2	filed 7/14/05	Allowed 3/15/06 11/182,249

Schedule 5.9 (continued)
Method & Apparatus
For Measuring and
Improving Efficiency		K. Zugibe &
In Refrigeration Systems	Patent Pending	D. Schmidt	Hudson	filed 1/7/00	6,505,475

Method & Apparatus
For Optimizing
Refrigeration Systems	Provisional	K.Zugibe	Hudson 208	filed 12/19/02	60/434,847
	Patent App.			Filed 12/9/03	10/730791

FOREIGN PATENTS

Method & Apparatus
for Reclaiming a
Refrigerant	Patent J. Todack	CANADA	Exp. 5/24/11	Patent # 2,084,088

Method & Apparatus
For Optimizing
Refrigeration Systems	PCT K.Zugibe	Hudson 208PCT	filed 12/9/03	PCT/US03/39175

Method & Apparatus
for Refrigerant		Hudson 210
Reclamation	Patent K. Zugibe	BRAZIL	Patent Issued 8/8/00	Expires 12/6/2014,
Patent #PI9404879-7 8/8/00

		CANADA	Patent Issued 8/20/02	Expires 12/8/2014,
Patent #2137771

		CHINA	Patent issued 11/9/2001	Expires 12/9/2014,
Reg. #82500

		COSTA RICA	Patent Pending,
			application filed 12/7/94	SN 5042

		ISRAEL	Patent issued 10/14/97	Expires 12/6/14,
Patent#111899

		JAPAN	Patent issued
			application filed 12/8/94	SN 331070/94

		MEXICO-	Patent Issued 6/25/99 - Expires 12/9/14,	Patent # 192486

		POLAND -	Patent Issued 12/1/98 - Expires 12/5/14.	Patent#176 518

		RUSSIA-	Patent Issued 8/20/99 - Expires 8/20/14.	Patent # 2134851

		EUROPEAN COMMUNITY -	Patent Issued 3/31/99. Expires 12/8/14.	Patent # 0682218

(Belgium, Denmark, France, Germany, Italy, Netherlands, Spain, Sweden, Switzerland/Liechtenstein, United Kingdom)

Schedule 5.9 (continued)

Method & Apparatus
For Optimizing
Refrigeration Systems	K. Zugibe	HUDSON 208
		Australia	filed 6/7/05	App # 2003300845
		Canada	filed 6/6/05	App # 2,509,207
		China	filed 8/9/05	App # 200380109603.5
		Eur. Comm.	filed 4/29/05	App # 03 812 911.0
		India	filed 6/7/05	App # 1306/KOL NP/05
		Israel	filed 6/7/05	App # 169,052
		Japan	filed 6/9/05	App # 2005-511749
		So. Korea	filed 6/9/05	App # 2005-7010468
		Mexico	filed 6/10/05	App # PA/a/2005/006174
		New Zealand	filed 6/13/05	App # 540685
		Philippine	filed 6/9/05	App # 501094-1-05
		Poland	filed 10/13/05	App # P 377583
		Eurasian	filed 7/8/05	App # 200500945
		Singapore	filed 6/9/05	App # 200503690-0
		South Africa	filed 6/8/05	App # 2005/04679

HUDSON 208.1
		South Africa	filed 6/5/06	App # 2006/04590

US TRADEMARKS

TITLE-NAME	TYPE	INVENTOR	OWNER	DATE ISSUED	NUMBER

GLACIER	Trademark	N/A	Hudson 806	3/2/99	2,227,148

ZUGIBEAST	Trademark	N/A	Hudson 805	7/9/96	1,985,422

HTI	Service Mark	N/A	Hudson	4/23/96	1,970,063
Trademark

R-SIDE	Service Mark	N/A	Hudson 808	11/7/00	Ser. # 75/532328
	Trademark			7/30/02	Reg # 2601434

REFRIGERANTSIDE	Service Mark	N/A	Hudson 807	10/24/00	Ser. # 75/532327
	Trademark			4/9/02	Reg # 2559214

Hudson Technologies, Inc.	Service Mark
	Trademark	N/A	Hudson 804	4/23/96	1,969,986

Chiller Chemistry	Service Mark
	Trademark	N/A	Hudson 803	3/21/05	Ser #78/591,426

ChillerSmart	Service Mark
	Trademark	N/A	Hudson 802	3/21/05	Ser #78/591,413

Schedule 5.9 (continued)

FOREIGN TRADEMARKS

TITLE-NAME		INVENTOR		COUNTRY	DATE	NUMBER

Chiller Chemistry	Service Mark		HUDSON 803
	Trademark	N/A		South Africa	10/17/05	2005/19998
				MPU	9/21/05	878513

ChillSmart	Service Mark		HUDSON 802
	Trademark	N/A		South Africa	10/17/05	2005/19997
				MPU	9/22/05	878512

Patent Licenses

Reciprocal licenses between Parent and Borrower (not formalized)

License of Borrower's Patent #5,022,230 granted to James Todack for a total of 10 machines that were leased to Borrower in 1994, of which six were purchased by Borrower in 2001 and four were returned to James Todack in 2001.

License to The BOC Group PLC, and BOC Limited, pursuant to Agreements, dated June 23, 2003, to utilize equipment and to use Trademarks in the United Kingdom and the Republic of Ireland.

License to The BOC Group PLC and African Oxygen Limted, pursuant to Agreement dated March 23, 2004, to utilize equipment and to use Trademarks in the Republic of South Africa.

Trademark Licenses

All trademarks licensed to Borrower (not formalized)

License to The BOC Group PLC, and BOC Limited, pursuant to Agreements, dated June 23, 2003, to utilize equipment and to use Trademarks in the United Kingdom and the Republic of Ireland.

License to The BOC Group PLC and African Oxygen Limted, pursuant to Agreement dated March 23, 2004, to utilize equipment and to use Trademarks in the Republic of South Africa.

Copyrights

None

Copyright Licenses

None

Schedule 5.13

Litigation

None

Schedule 5.14

Receivables Locations

Facility	Address	Landlord	Term

Pearl River, NY	275 N. Middletown Road	275 N. Middletown Road, LLC	1/1/03 - 12/31/06
	Pearl River, New York	275 North Middletown Road
Pearl River, New York 10965

Schedule 5.15

Current Inventory Locations - as of 3/31/07

Facility	Address	Landlord	Term
Seattle, Wa.	1320 26th St. NW, Ste 9	Park 26, LLC	5/1/06 -4/30/07
	Auburn, Washington	c/o The Andover Company, Inc.
415 Baker Boulevard, Suite 200
Tukwila, WA 98188

Charlotte, NC	3300 International Airport Dr.	AMB Institutional Alliance	9/15/04 - 11/30/09
	Suite 800	c/o CB Richard Ellis
	Charlotte, North Carolina	201 South College Street
Charlotte, NC 28244

Pearl River, NY	275 N. Middletown Road	275 N. Middletown Road, LLC	1/1/03 - 12/31/07
	Pearl River, New York	275 North Middletown Road
Pearl River, New York 10965

Baton Rouge, La.	11245 Airline Highway	Reulet Family Holdings, LLC	8/1/02 - 7/31/05
		c/o John A. Reulet, Sr., President	currently month to month
3037 Jones Creek Road
Baton Rouge, Louisiana 70817

Raymond, NH	64 Freetown Rd, Ste. 3	Kountry Donut & Bake Shop, Inc.	6/1/06 - 6/30/07
	Raymond, NH	64 Freetown Rd.
Raymond, NH

Pottsboro, TX	501 Hwy 120 North	the Preston Plaza ownership	9/14/06 -8/31/08
	Suites 101 & 102	acting herein and through
	Pottsboro, TX 75076	Regina Hogenson", 142 Chrissa Dr.
Pottsboro, Texas 75076

Orangeburg, NY	50 Ramland Road	50 Ramland LLC	6/15/06 - 6/30/11
	Orangeburg, NY	Orangeburg, NY 10962

Champaign, Il.	3402 North Mattis Ave
	Champaign, Illinois 61821	Company owned - acquired 5/31/05

The Company is currently storing one vehicle, a trailer, various pieces of service equipment, and approximately 5,000 lbs. of refrigerant at a facility operated by CEM-CORP, located at 3191 Commercial Street San Diego, California 92113

In addition to the foregoing, the Borrower maintains inventory at the following bonded warehouses:

Associated Transfer & Storage, Inc., 301 Wilbur Heights Road, Champaign, Illinois

Freeport Distribution Inc., 4802 W. Polk, Phoenix, Arizona 85043

Lone Star Integrated Distribution, Inc., 800 Burnett, Houston, Texas 77009

Texas Cartage Warehouse, Inc., 12344 E. Northwest Hwy., Dallas, Texas 75228

Larsen Warehousing & Distribution, Inc., 11685 E. 53rd Ave., Denver CO 80239